SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 26, 2005



                     SECURITY NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in this Charter)


          Utah                           0-9341                 87-0345941
-------------------------------    ----------------------   ---------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
 incorporation)                                             Identification No.)






5300 South 360 West,  Salt Lake City, Utah                 84123
------------------------------------------               --------
(Address of principal executive offices)                (Zip Code)



Registrant's Telephone Number, Including Area Code:    (801) 264-1060
                                                       --------------




                                 Does Not Apply
          (Former name or former address, if changed since last report)

                                       -1-
ITEM 8.01    Other Events

On May 26, 2005, Security National Financial Corporation (the "Company") received a letter from The Nasdaq Stock Market staff notifying the Company that its Form 10-Q for the period ended March 31, 2005, which was filed with the Securities and Exchange Commission on May 16, 2005, had not been reviewed by an independent public accountant as required by Rule 10-01(d) of Regulation S-X. As a consequence, according to the Nasdaq letter, the Company's Form 10-Q filing for the period ending March 31, 2005 is incomplete and, as a result, the Company is not in compliance with Marketplace Rule 4310(c)(14) of The Nasdaq Stock Market. Thus, according to the letter, the Company's securities will be delisted from The Nasdaq Stock Market at the opening of business on June 6, 2005, unless the Company appeals the staff's determination to a Nasdaq Listing Qualifications Panel.

On May 20, 2005, the Company engaged the registered public independent accounting firm of Hansen, Barnett & Maxwell, P.C. to audit and report on the Company's financial statements for the fiscal year ended December 31, 2005. The Company appointed Hansen, Barnett & Maxwell to replace Tanner LC, the Company's former independent accounting firm. The termination of the Company's relationship with Tanner was due to the five-year partner rotation requirement mandated by the Sarbanes-Oxley Act and the determination by Tanner that in the future it would be unable to maintain the necessary industry expertise to continue as an independent accounting firm for the Company.

The accounting firm of Hansen Barnett & Maxwell is in the process of reviewing the Company's Form 10-Q for the period ended March 31, 2005. When the review is completed, the Company will file an amended Form 10-Q that will disclose that the Form 10-Q has been reviewed by Hansen, Barnett & Maxwell. The Company anticipates that the review of the Form 10-Q will be completed by Hansen, Barnett & Maxwell, P.C. by the end of business on June 6, 2005. The Company will thereupon file an amended Form 10-Q with the Securities and Exchange Commission as soon as the review has been completed.

The Company intends to file an appeal of the staff's determination of the Company's non-compliance with Marketplace Rule 310(c)(14). In this regard, the hearing request will stay the delisting of the Company's securities pending a decision of a delisting qualifications panel. The Company anticipates that its appeal of the staff's decision to delist its securities will be successful if the review of the Form 10-Q by Hansen, Barnett & Maxwell and the filing of an amended Form 10-Q is completed prior to the hearing before the Nasdaq Listing Qualifications Panel. If the Company is not successful in its appeal of the staff's decision to delist its securities, the securities will be delisted.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SECURITY NATIONAL FINANCIAL CORPORATION
                                           (Registrant)



Date: June 1, 2005             By: /s/ Scott M. Quist
                                   ------------------
                                   Scott M. Quist
                                   President and Chief Operating Officer